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                                                                   EXHIBIT 10.13


                     CENTENNIAL SPECIALTY FOODS CORPORATION
                             AUDIT COMMITTEE CHARTER

PURPOSE:

      The primary purpose of the Audit Committee (the "Committee") of Centennial Specialty Foods Corporation (the "Company") is to assist the Board of Directors in fulfilling its responsibilities to oversee management activities related to internal control, accounting and financial reporting policies, and auditing practices; to review the independence of the outside auditors and the objectivity of internal auditors; and to review the adequacy and reliability of disclosures to shareholders.

MEMBERSHIP:

      The Committee is comprised of a minimum of two members and meets regularly at least four times per year. Special meetings are called as advisable. Committee members are appointed by the Board and shall meet the independence and experience requirements of Nasdaq and the Securities and Exchange Commission
(SEC), as amended. At a minimum, audit committee members shall not be employed by the Company and may not, other than in a capacity as members of the Committee or the Board, accept any consulting, advisory or other compensatory fee from the Company, or be an affiliated person, as that term is defined in the federal securities laws, of the Company or any subsidiary.

      At least one member of the Committee shall be a Financial Expert, as defined by regulations adopted by the SEC, as amended. The SEC currently defines "Financial Expert" to mean a person who has the following attributes:

      (1) an understanding of financial statements and generally accepted accounting principles;

      (2) an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

      (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

      (4) an understanding of internal controls and procedures for financial reporting; and

      (5)  an understanding of audit committee functions.

      A person can acquire such attributes through any one or more of the following means:


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      (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

      (2) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

      (3)  other relevant experience.

      The SEC has mandated that an individual will have to possess all of the attributes listed in the above definition to qualify as a Financial Expert. In the event that the SEC amends the definition of a Financial Expert, such amended definition shall be incorporated by reference herein without the Committee amending this Audit Committee Charter.

RESPONSIBILITIES:

      The Committee provides a vehicle for communication between the directors and the outside auditors, the internal auditors and financial management, and establishes a forum for an open exchange of views and information. The Committee will meet at least annually with the Chief Financial Officer and the outside auditors in separate executive sessions. The outside auditors are ultimately accountable to the Board and the Committee. The Committee is responsible for reporting its activities to the Board.

      In discharging its oversight responsibilities, the Committee is authorized to retain legal, accounting, or other experts or consultants at its discretion and at the Company's expense without prior permission of the Board of Directors or management.

      The Committee shall review and reassess the adequacy of this Charter annually. The Committee may recommend amendments to this Charter at any time and submit amendments for approval to the Board.

      In carrying out its oversight function, the Committee is responsible for conducting the following recurring activities:

- Appointment, compensation, oversight, and where appropriate, replacement of the outside auditors, subject to approval of the Board and ratification by the shareholders; and review the appointment, performance and replacement of the Chief Financial Officer.

- Review with management and the outside auditors correspondence with regulators or governmental agencies and employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.


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-  Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

- Review periodic reports regarding non-audit activities of the outside auditors and related fees, and any other disclosures required by applicable rules and regulations adopted by the SEC, AICPA, FATB or other regulatory or self-regulatory agencies. Discuss with the outside auditors any disclosed relationships or services that may impact their objectivity and independence and recommend that the Board take appropriate action to satisfy itself of the independence of the outside auditors in response to the auditors' reports.

- Review and approve all services provided by the outside auditors, ensuring that no non-audit services prohibited by the Sarbanes-Oxley Act of 2002, and regulations promulgated thereunder (SOA), have been provided and pre-approving any non-audit services not prohibited by the SOA.

- Review and approve the fees to be paid to the outside auditors for audit services, and non-audit services, if any.

- Review the planning and staffing of the audit, the adequacy of the resources of the outside auditors and the internal auditors and the appropriateness of their access within the Company in light of the scope of their work, and any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

- Approve the Company's policy regarding hiring of employees of the outside auditors who were engaged on the Company's account.

- Review and discuss the annual audited financial statements with management and the outside auditors. Discuss with the outside auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied to its financial reporting as required by SAS 61, as modified or supplemented.

- Review and discuss with management and the outside auditors interim financial reports before filing with the SEC other regulators.

- Recommend to the Board whether to include the audited financial statements in the Company's Form 10-K.

- Instruct the outside auditors to meet with and apprise the Committee Chair of any issues deemed significant by the outside auditors and related to the Company's quarterly financial results prior to the filing of the Company's Form 10-Q.

-  Instruct the outside auditors to report to the Committee:


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   -  all critical accounting policies and practices;

   - all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accounting firm; and

   - other material written communications between the independent public accounting firm and the management of the Company, such as any management letter or schedule of unadjusted differences.

- Review significant changes in the Company's policies related to:

     -  risk management;

     -  internal control;

     -  accounting and financial reporting; and

     -  ethical behavior of employees.

- Review with management and the independent accountant at the completion of the annual examination:

   -  the Company's annual financial statements and related footnotes;

   - the independent accountant's audit of the financial statements and its report thereon;

   - any significant changes required in the independent accountant's audit plan;

   - any serious difficulties or disputes with management encountered during the course of the audit; and

   - other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

- Review internal reports to remain apprised of material financial exposures and management actions to address issues related to:

   - internal audit activities and the internal auditors' evaluation of internal control;

   - exposures, uninsured risks, insurance and bonding losses, and insurance coverage and premiums;


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   -  compliance with Company policies, including the Code of Ethics, and with federal and state laws; and

   - legal actions brought against the Company and any liabilities and contingencies which would jeopardize its financial condition.

- Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

- Oversee compliance with audit partner rotation required by Section 10A(j) of the Securities Exchange Act of 1934 and the SOA;

- Determine that appropriate actions have been taken to resolve matters reported to the Committee that in the Committee's judgment could materially jeopardize the Company's financial condition, such as unacceptable control conditions, deviations from policy, high uninsured risks, non-compliance with federal and state laws, and legal actions.

- Include in the company's annual proxy statement the Committee report required by the rules of the SEC.

- Establish procedures for:

   - the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

   - the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.


      While the Committee has the responsibilities and powers set forth in this Charter, the Committee is not providing any expert or special assurance as to the Company's financial statements, internal controls, or any professional certification as to the outside auditors' work, and it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the outside auditors. Nor is it the duty of the Committee to assure compliance with laws and regulations and the Company's Code of Ethics.

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